Exhibit 10.7
SECOND AMENDMENT TO AMENDED AND RESTATED EXECUTIVE
SERVICES AGREEMENT
     This Second Amendment (the “Amendment”) to that certain Amended and Restated Executive Services Agreement dated as of December 1, 2009, as amended (the “Employment Agreement”) by and among Pain Cuit, Inc., a California corporation (“Lender”), Mark Gill (“Executive”) and The Film Department Holdings LLC, a Delaware limited liability company (the “Company”), is made as of January 1, 2010, and is entered into by and between Company, Lender and Executive.
     WHEREAS, Company, Lender and Executive have previously entered into the Employment Agreement;
     WHEREAS, Company, Lender and Executive have agreed to amend specific terms of the Employment Agreement in accordance with the terms set forth below. All capitalized terms not defined herein shall have the meanings ascribed to such terms in the Employment Agreement.
     NOW, THEREFORE, in consideration of the agreements made herein, the parties hereto agree as follows:
     1. The Employment Agreement is hereby amended by deleting Section 4(c) in its entirety and replacing it with the following:
“(c) Units. Pursuant to the LLC Agreement, the Lender is the record holder of 617 Class H Units in the Company (“Class H Units”). One hundred percent (100%) of the Class H Units shall vest as of January 1, 2010.”
     2. This Amendment is intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations and guidance promulgated thereunder (collectively, “Code Section 409A”) and will be interpreted in a manner intended to comply with Code Section 409A.
     3. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page hereto by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
     IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first above written.

2nd Amendment to Amended and Restated Exec. Srvcs Agrmt.	1

THE FILM DEPARTMENT HOLDINGS LLC

/s/ Bernd Stephan
By: Bernd Stephan
Its: Chief Financial Officer	/s/ Mark Gill
MARK GILL

PAIN CUIT, INC.

/s/ Mark Gill
By: Mark Gill
Its: Chief Executive Officer

2nd Amendment to Amended and Restated Exec. Srvcs Agrmt.	2